UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 14, 2006

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

933 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Footstar Annual Incentive Plan

On February 14, 2006, the Compensation Committee of Footstar, Inc. (the “Company”) reviewed and approved a change in the performance criteria for the fiscal 2006 annual incentive plan (the “2006 Annual Incentive Plan”) under the Company’s compensation program covering executive officers from the free cash criteria that had been in place. For fiscal 2006, (and thereafter, unless and until revised by the Compensation Committee) the performance criteria for the 2006 Annual Incentive Plan for all executive officers of the Company will be based on EBITDA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2006	FOOTSTAR, INC. By: /s/ Maureen Richards —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary